Retrospective Application of Change in Accounting Policy	12 Months Ended
Dec. 31, 2016
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Retrospective Application of Change in Accounting Policy

Note 21 Retrospective Application of Change in Accounting Policy

Effective January 1, 2017, TDS elected to change the classification of interest income on equipment installment plan contracts from Interest and dividend income to Service revenues in the Consolidated Statement of Operations.  TDS believes this classification is preferable because financing of devices as part of enrolling customers for service is an activity that is central to TDS’ operations, and it is consistent with the presentation by others in the industry.  As a result of this change in classification, Service revenues for the years ended December 31, 2016, 2015 and 2014 increased by $51 million, $34 million, and $9 million, respectively, from previously reported amounts, with corresponding decreases in Interest and dividend income.  This change did not have an impact on Income before income taxes, Net income, or Earnings per share for the years ended December 31, 2016, 2015 or 2014, nor did it have a cumulative impact to Retained earnings as of any date presented.

The following table provides information regarding the impact of this retrospective application of change in accounting policy on selected consolidated financial data:

	2016		2015		2014
Year Ended December 31, 2016	As previously reported[1]	As adjusted	As previously reported[1]	As adjusted	As previously reported[1]	As adjusted
(Dollars in millions)
Operating Revenues
Service	$3,999	$4,050	$4,322	4,356	4,329	4,338
Total operating revenues	5,104	5,155	5,176	5,210	5,009	5,018

Operating income (loss)	60	111	397	431	(190)	(181)

Investment and other income (expenses)
Interest and dividend income	62	11	39	5	17	8
Total investment and other income	32	(19)	38	4	38	29

[1]	In Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 24, 2017.